AMERITAS VARIABLE LIFE INSURANCE COMPANY
                              OVERTURE ACCLAIM!
                   Supplement to Prospectus dated May 1, 1999

The HISTORICAL PERFORMANCE chart at page iii of the prospectus Profile is corrected as follows:

The 1997 performance number for the Global Governments Portfolio managed by Massachusetts Financial Services Company, 2.50%, is incorrect and is replaced by the correct number, -2.50%.

The date of this Supplement is May 13, 1999.